Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
5.	Income Taxes

The provision for income taxes is based upon the estimated annual effective tax rates for the year applied to the current period income (loss) before tax plus the tax effect of any significant unusual items, discrete events or changes in tax law. Our operating subsidiaries are exposed to statutory effective tax rates ranging from zero to approximately 40%. Fluctuations in the distribution of pre-tax income (loss) among our operating subsidiaries can lead to fluctuations of the effective tax rate in the consolidated financial statements. For the three and nine months ended September 30, 2016, the actual effective tax rates were 25.4% and 20.3%, respectively. For the three and nine months ended September 30, 2017, the actual effective tax rates were (3.1)% and (2.1)%, respectively.

We assess uncertain tax positions in accordance with ASC 740-10, Accounting for Uncertainties in Tax. As of September 30, 2017, our net unrecognized tax benefits totaled $0.5 million of which the entire portion would impact our effective tax rate if recognized. We anticipate that the amount of reasonably possible unrecognized tax benefits that could decrease over the next 12 months due to the expiration of certain statutes of limitations and settlement of tax audits is not material to our consolidated financial statements.

We file income tax returns in the United States federal jurisdiction and in many state and foreign jurisdictions. The tax years 2013 through 2016 remain open to examination by the major taxing jurisdictions to which we are subject. No material examinations are currently open.

5.    Income Taxes

For the years ended December 31, 2014, 2015 and 2016, our net (loss) income before income taxes was comprised of the following (in thousands):

	2014	2015	2016
Domestic	$(11,026)	$1,079	$(4,524)
Foreign	(4,829)	(7,688)	(9,620)

Total	$(15,855)	$(6,609)	$(14,144)

For the years ended December 31, 2014, 2015, and 2016, our income tax expense (benefit) was comprised of the following (in thousands):

	2014	2015	2016
Current:
Federal	$430	$390	$(627)
State	128	62	(200)
Foreign	247	217	266

Total current expense (benefit)	805	669	(561)

Deferred:
Federal	325	(334)	(922)
State	51	43	(230)
Foreign	23	—	30

Total deferred expense (benefit)	399	(291)	(1,122)

Total income tax expense (benefit)	$1,204	$378	$(1,683)

For the years ended December 31, 2014, 2015, and 2016, the provision for income taxes differs from the amount computed by applying the federal statutory income tax rates to our loss before the provision for income taxes, as follows:

	2014	2015	2016
U.S. federal statutory tax rate	34.0%	34.0%	34.0%
State tax expense	(0.8)	(0.9)	1.4
Expense on purchase of common stock	(30.2)	—	—
Foreign rate differential	(7.9)	(29.4)	(17.8)
Nondeductible expenses	(1.5)	(4.1)	(2.3)
Tax credits	3.2	10.0	6.5
Unrecognized tax benefits	(0.5)	(1.8)	(0.2)
Other	(0.5)	(1.9)	(0.2)
Change in valuation allowance	(3.4)	(11.5)	(9.6)

Total	(7.6)%	(5.6)%	11.8%

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amount of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

As of December 31, 2015 and 2016, significant components of our deferred tax assets and liabilities are as follows (in thousands):

	2015	2016
Deferred tax assets:
Accrued vacation	$482	$529
Bad debt	157	159
Deferred revenue	3,173	2,176
Deferred rent	603	834
Tax credits	1,381	2,401
Net operating losses	1,289	2,939
Other	209	929

Gross deferred tax assets	7,294	9,967
Less: Valuation allowance	(1,283)	(2,642)

Total deferred tax assets	6,011	7,325

Deferred tax liabilities:
Depreciation	(491)	(349)
Unbilled receivables	(1,835)	(491)
Prepaid expenses	(4,579)	(6,505)

Total deferred tax liabilities	(6,905)	(7,345)

Net deferred tax liability	$(894)	$(20)

As of December 31, 2015 and 2016, we had $0 and $1.8 million of gross net operating loss (“NOL”) carryforwards for U.S. federal tax purposes, respectively. Federal NOL carryforwards will expire, if unused, in 2036. As of December 31, 2015 and 2016, we had U.S. gross state NOL carryforwards of $0.1 million and $1.7 million, respectively. We had tax effected state NOL carryforwards of $0.1 million as of December 31, 2016. Tax effected state NOL carryforwards as of December 31, 2015 were nominal. U.S. state NOL carryforwards will substantially expire, if unused, in 2036.

Section 382 of the Internal Revenue Code limits the utilization of the NOLs when ownership changes occur, as defined by that section. A number of states have similar state laws that limit utilization of the state NOLs when ownership changes occur. We have performed an analysis of our Section 382 ownership changes and have determined that all federal and U.S state NOLs are available for use as of December 31, 2016.

As of December 31, 2015 and 2016, we had $1.8 million and $2.8 million, respectively, of federal tax credit carryforwards which will expire, if unused, in 2036.

As of December 31, 2015 and 2016, we had $13.3 million and $23.7 million, respectively, of gross NOL carryforwards for Swiss tax purposes. The NOL carryforwards will expire, if unused, between 2021 and 2023.

The net change during the year in the total valuation allowance was $1.4 million, driven by the valuation allowance recorded against the U.S. deferred tax assets and the change in the Switzerland deferred tax assets.

Based on our cumulative operating results as of December 31, 2016, three-year cumulative loss, and assessment of our expected future results of operations, we determined that it was not more-likely-than not that we would be able to realize the U.S. deferred tax assets. We recorded a valuation allowance in the fourth quarter of 2016 on the U.S. deferred tax assets. We have evaluated all evidence, both positive and negative, in assessing the likelihood of realizability and the negative evidence outweighed the positive evidence.

We continue to maintain a full valuation allowance on the deferred tax assets of our subsidiary in Switzerland as we determined that it was not more likely than not that we would be able to realize a benefit from the NOL at that subsidiary. Based on our cumulative operating results as of December 31, 2016, and assessment of our expected future results of operations, we determined that it was not more-likely-than not that we would be able to realize the deferred tax assets prior to expiration.

We are subject to income taxes in the United States, Australia, Canada, France, Germany, Italy, Netherlands, Switzerland, and United Kingdom.

Any undistributed earnings of our foreign subsidiaries are considered to be indefinitely reinvested; accordingly, no U.S. income taxes have been provided thereon. Upon repatriation of those earnings, if any, we would be subject to U.S. income taxes, net of any applicable foreign tax credits, and foreign withholding taxes. We did not have any undistributed earnings at our foreign subsidiaries as of December 31, 2015 and 2016.

As of December 31, 2015 and 2016, we had unrecognized tax benefits of $0.4 million, of which the entire portion would affect our effective tax rate if recognized. The following table summarizes the activity related to our unrecognized tax benefit from January 1, 2014 to December 31, 2016 (in thousands):

Balance as of January 1, 2014	$218
Additions for tax positions in current years	68
Additions for tax positions in prior years	—
Reductions due to lapse in statutes of limitations	—
Settlements	—

Balance as of December 31, 2014	286
Additions for tax positions in current years	98
Additions for tax positions in prior years	—
Reductions due to lapse in statutes of limitations	—
Settlements	—

Balance as of December 31, 2015	384
Additions for tax positions in current years	171
Additions for tax positions in prior years	—
Reductions due to lapse in statutes of limitations	(136)
Settlements	—

Balance as of December 31, 2016	$419

We recognize interest and penalties related to uncertain tax positions in income tax expense. During the years ended December 31, 2014, 2015, and 2016, we recognized potential interest and penalties of $15,000, $19,000, and $2,000, respectively, and the cumulative balance of interest and penalties as of December 31, 2015 and 2016 was $39,000 and $35,000, respectively.

We anticipate that total unrecognized tax benefits will decrease by approximately $0.1 million over the next 12 months due to the expiration of certain statutes of limitations.

We file income tax returns in the United States federal jurisdiction and in many state and foreign jurisdictions. The tax years 2011 through 2015 remain open to examination by the major taxing jurisdictions to which we are subject to. We are currently under examination by the Internal Revenue Service for tax year 2014.